Execution Version

AMENDMENT NO. 7
TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
This Amendment No. 7 to the Second Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 28th day of June , 2017 by and among AVIAT NETWORKS, INC., a Delaware corporation (“Parent”), Aviat U.S., Inc. (“Opco,” together with Parent, the “US Borrowers”) and AVIAT NETWORKS (S) PTE. Ltd., a private company limited by shares formed under the laws of the Republic of Singapore (“Aviat Singapore” or “Singapore Borrower,” and together with the US Borrowers, the “Borrowers”), and SILICON VALLEY BANK (“Bank”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).
RECITALS
A.Borrowers and Bank have entered into that certain Second Amended and Restated Loan and Security Agreement dated as of March 28, 2014 (as amended, restated, modified and/or supplemented from time to time, the “Loan Agreement”), pursuant to which Bank agreed to extend and make available to Borrowers certain advances of money.
B.Bank has extended credit to Borrowers for the purposes permitted in the Loan Agreement.
C.Borrowers have requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.
D.Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:
1.AMENDMENT TO LOAN AGREEMENT.
1.1.     Section 13.1 (Definitions). The following definitions in Section 13.1 of the Loan Agreement are hereby amended and restated in their entirety as follows:
‘“Letters of Credit” refers to standby letters of credit issued by Bank or another institution based upon an application, guarantee, indemnity or similar agreement on the part of Bank as set forth in Section 2.3; provided, however, that the Original MNAS Letters of Credit shall not be considered “Letters of Credit” for the purposes of calculating the “Availability Amount”, the “Revolving Line Utilization” or the “Singapore Utilization” notwithstanding the fact that Bank has not received such Original MNAS Letters of Credit, but, for the avoidance of doubt, the reissued letters of credit replacing such Original MNAS Letters of Credit shall be included in such calculations.’
‘“Singapore Borrower Eligible Account Advance Rate” is (a) for any period on or before July 15, 2017, 30%, and (b) for any period thereafter, (i) 75% to the extent that such Singapore Borrower Eligible Accounts are covered in full by credit insurance satisfactory to Bank or (ii) 0% for any Singapore Borrower Eligible Accounts not so covered by credit insurance satisfactory to Bank;

provided, however, that Bank may decrease the foregoing amount and percentage in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral.’

1.2.	Section 13.1 (Definitions). The following definition is hereby added to Section 13.1 of the Loan Agreement in proper alphabetical order as follows:
‘“Original MNAS Letters of Credit” refer to those certain Letters of Credit issued for the benefit of Messrs. National Advanced Systems Company Limited in the aggregate outstanding amount of One Million Eight Hundred Forty-One Thousand Three Hundred Ninety-Five Dollars ($1,841,395) for which replacement Letters of Credit have been issued.’
2.BORROWERS’ REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants that:
(a)immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;
(b)such Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
(c)the certificate of incorporation, bylaws and other organizational documents of such Borrower delivered to Bank in connection with the Loan Agreement remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
(d)the execution and delivery by such Borrower of this Amendment and the performance by such Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of such Borrower; and
(e)this Amendment has been duly executed and delivered by such Borrower and is the binding obligation of such Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
3.LIMITATION. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.
4.EFFECTIVENESS. This Amendment shall become effective upon (a) delivery of this Amendment, duly executed by each Borrower and Bank, and (b) payment of all fees and expenses, as described in Section 5 of this Amendment, such date being the “Seventh Amendment Effective Date”.

5.FEES AND EXPENSES. Borrowers agree to pay Bank Expenses (including the fees and expenses of Bank’s counsel, advisors and consultants) accrued and incurred in connection with the transactions contemplated by this Amendment, and all other Bank Expenses (including the fees and expenses of Bank’s counsel, advisors and consultants) payable in accordance with the Loan Agreement.
6.COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.
7.INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrowers and the Collateral shall remain in full force and effect. This Amendment is a Loan Document.
8.CHOICE OF LAW, VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, REFERENCE PROCEEDINGS AND ARBITRATION SET FORTH IN SECTION 11 OF THE LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWERS:
AVIAT NETWORKS, INC.
By    /s/ Ralph Marimon
Name: Ralph Marimon
Title: CFO

AVIAT U.S., INC.
By    /s/ Kevin Holwell
Name: Kevin Holwell
Title: VP Finance

AVIAT NETWORKS (S) PTE. LTD.
By    /s/ Kevin Holwell
Name: Kevin Holwell
Title: Director

[Signature Page to Amendment No. 7 to Second Amended and Restated Loan and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BANK:
SILICON VALLEY BANK
By    /s/ Benjamin Yu
Name: Benjamin Yu
Title: Director

[Signature Page to Amendment No. 7 to Second Amended and Restated Loan and Security Agreement]